INCOME TAXES	12 Months Ended
Oct. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The domestic and foreign components of income before taxes are:

	Years Ended October 31,
	2023	2022	2021
	(in millions)
U.S. operations	$614	$858	$876
Non-U.S. operations	725	646	484
Total income before taxes	$1,339	$1,504	$1,360
The provision for income taxes is comprised of:

	Years Ended October 31,
	2023	2022	2021
	(in millions)
U.S. federal taxes:
Current	$117	$173	$122
Deferred	(84)	(28)	(1)
Non-U.S. taxes:
Current	26	47	(3)
Deferred	38	35	14
State taxes, net of federal benefit:
Current	12	22	17
Deferred	(10)	1	1
Total provision for income taxes	$99	$250	$150

The differences between the U.S. federal statutory income tax rate and our effective tax rate are:

	Years Ended October 31,
	2023	2022	2021
	(in millions)
Profit before tax times statutory rate	$281	$316	$286
State income taxes, net of federal benefit	2	23	18
Non-U.S. income taxed at different rates	20	(18)	5
Change in unrecognized tax benefits	(35)	(6)	(84)
Foreign-derived intangible income deduction	(41)	(46)	(35)
Realized loss on divestiture of business	(104)	—	—
Excess tax benefits from stock-based compensation	(14)	(19)	(29)
Other, net	(10)	—	(11)
Provision (benefit) for income taxes	$99	$250	$150
Effective tax rate	7.4%	16.6%	11.0%

For 2023, our income tax expense was $99 million with an effective tax rate of 7.4 percent. For the year ended October 31, 2023, our effective tax rate and the resulting provision for income taxes were impacted by the federal tax benefit of $104 million related to the realized loss on the divestiture of a business. The income taxes for the year ended October 31, 2023, also include the tax benefit of $41 million related to foreign-derived intangible income along with the tax benefit of $30 million related to the release of tax reserves in the U.S. due to the settlement of the audit with the Internal Revenue Service ("IRS") for tax years 2018 and 2019.

For 2022, our income tax expense was $250 million with an effective tax rate of 16.6 percent. For the year ended October 31, 2022, our effective tax rate and the resulting provision for income taxes were impacted by the tax benefit of $46 million related to foreign-derived intangible income.

For 2021, our income tax expense was $150 million with an effective tax rate of 11 percent. For the year ended October 31, 2021, our effective tax rate and the resulting provision for income taxes were impacted by the discrete benefit of $93 million related to the release of tax reserves in various jurisdictions due to audit settlements and the expiration of statutes of limitations. The income taxes for the year ended October 31, 2021, also include the excess tax benefits from stock-based compensation of $29 million.

We have negotiated a tax holiday in Singapore. The tax holiday provides a lower rate of taxation on certain classes of income and requires various thresholds of investments and employment or specific types of income. The tax holiday in Singapore was renegotiated and extended through 2030. As a result of the incentive, the impact of the tax holiday decreased income taxes by $54 million, $53 million, and $35 million in 2023, 2022, and 2021, respectively. The benefit of the tax holiday on net income per share (diluted) was approximately $0.18, $0.18, and $0.11 in 2023, 2022 and 2021, respectively.
The significant components of deferred tax assets and deferred tax liabilities included on the consolidated balance sheet are:

	Years Ended October 31,
	2023	2022
	(in millions)
Deferred Tax Assets
Intangibles	$102	$62
Employee benefits, other than retirement	36	45
Net operating loss, capital loss, and credit carryforwards	152	157
Share-based compensation	24	23
Capitalized R&D	41	—
Lease obligations	37	29
Other	58	58
Deferred tax assets	$450	$374
Tax valuation allowance	(112)	(115)
Deferred tax assets, net of valuation allowance	$338	$259

Deferred Tax Liabilities
Property, plant and equipment	$(26)	$(11)
Pension benefits and retiree medical benefits	(25)	(24)
Right-of-use asset	(37)	(29)
Other	(4)	(7)
Deferred tax liabilities	$(92)	$(71)
Net deferred tax assets (liabilities)	$246	$188

Valuation allowances require an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction by jurisdiction basis. As of October 31, 2023, we continued to maintain a valuation allowance of $112 million until sufficient positive evidence exists to support reversal. The valuation allowance is primarily related to deferred tax assets for the states of California and Colorado, along with the net operating losses in the Netherlands and capital losses in Australia.

At October 31, 2023, we had federal, state and foreign net operating loss carryforwards of approximately $13 million, $90 million and $248 million, respectively. The federal and state net operating loss carryforwards are subject to various limitations under Section 382 of the Internal Revenue Code and applicable state tax laws. If not utilized, the federal and state net operating loss carryforwards will begin to expire in 2024. If not utilized, $2 million of the foreign net operating loss carryforwards will begin to expire in 2024. The remaining $246 million of the foreign net operating losses carry forward indefinitely. At October 31, 2023, we had foreign capital loss carryforwards of $107 million. The foreign capital losses carry forward indefinitely. At October 31, 2023, we had state tax credit carryforwards of approximately $88 million. The state tax credits carry forward indefinitely.

The breakdown between long-term deferred tax assets and deferred tax liabilities was as follows:

	October 31,
	2023	2022
	(in millions)
Long-term deferred tax assets (included within other assets)	$284	$246
Long-term deferred tax liabilities (included within other long-term liabilities)	(38)	(58)
Total	$246	$188
The breakdown between current and long-term income tax assets and liabilities, excluding deferred tax assets and liabilities, was as follows:

	October 31,
	2023	2022
	(in millions)
Current income tax assets (included within other current assets)	$100	$87
Long-term income tax assets (included within other assets)	3	11
Current income tax liabilities (included within other accrued liabilities)	(73)	(51)
Long-term income tax liabilities (included within other long-term liabilities)	(162)	(216)
Total	$(132)	$(169)

Uncertain Tax Positions

The aggregate changes in the balances of our gross unrecognized tax benefits including all federal, state and foreign tax jurisdictions are as follows:

	2023	2022	2021
	(in millions)
Balance, beginning of year	$123	$133	$195
Additions for tax positions related to the current year	5	5	6
Additions for tax positions from prior years	3	—	4
Reductions for tax positions from prior years	(27)	(9)	—
Settlements with taxing authorities	—	—	(30)
Statute of limitations expirations	(6)	(6)	(42)
Balance, end of year	$98	$123	$133

As of October 31, 2023, we had $114 million of unrecognized tax benefits, including interest and penalties of which $68 million, if recognized, would affect our effective tax rate.

We recognized tax benefit of $5 million in 2023, tax benefit of $2 million in 2022, and tax benefit of $19 million in 2021, for interest and penalties related to unrecognized tax benefits. Interest and penalties accrued as of October 31, 2023 and 2022 were $16 million and $21 million, respectively.

In the U.S., tax years remain open back to the year 2020 for federal income tax purposes and 2019 for significant states. On October 30, 2023, we reached an agreement with the IRS for tax years 2018 and 2019. The settlement resulted in the recognition of previously unrecognized tax benefits of $30 million. In other major jurisdictions where we conduct business, the tax years generally remain open back to the year 2012.

With these jurisdictions and the U.S., it is reasonably possible that some tax audits may be completed over the next twelve months. However, management is not able to provide a reasonably reliable estimate of the timing of any other future tax payments or change in unrecognized tax benefits, if any.